Exhibit 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw International, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Kevin E. Benson, Douglas A. Carty and Jeffrey W. Sanders, and each of them, as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of the Company’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President and Chief Executive Officer (Principal Executive Officer) and Director

/s/ Douglas A. Carty Douglas A. Carty	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Wayne R. Bishop Wayne R. Bishop	Vice President and Controller (Principal Accounting Officer)

/s/ John F. Chlebowski John F. Chlebowski	Director

/s/ James H. Dickerson, Jr. James H. Dickerson, Jr.	Director

/s/ Lawrence M. Nagin Lawrence M. Nagin	Director

/s/ Vicki A. O’Meara Vicki A. O’Meara	Director

/s/ Richard P. Randazzo Richard P. Randazzo	Director

/s/ Maria A. Sastre Maria A. Sastre	Director

/s/ Peter E. Stangl Peter E. Stangl	Director

/s/ Carroll R. Wetzel, Jr. Carroll R. Wetzel, Jr.	Director

CONCORDE ADJUSTERS, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Concorde Adjusters, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Jeffrey Cassell Jeffrey Cassell	President (Principal Executive Officer) and Director

LAIDLAW INTERNATIONAL FINANCE CORPORATION, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw International Finance Corporation, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer)

LAIDLAW MEDICAL HOLDINGS, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw Medical Holdings, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer) and Director

/s/ William A. Sanger William A. Sanger	Director

S.C. FOOD SERVICES (U.S.A.), INC.
LAIDLAW ONE, INC.
LAIDLAW TWO, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer) and Director

LAIDLAW TRANSPORTATION, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw Transportation, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President and Chief Executive Officer (Principal Executive Officer) and Director

LAIDLAW TRANSPORTATION HOLDINGS, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw Transportation Holdings, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer) and Director

LINC TRANSPORTATION, LLC

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers of LINC Transportation, LLC, a Delaware limited liability company, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer)

LAIDLAW USA, INC.
LAIDLAW TRANSPORTATION MANAGEMENT, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the above named companies, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney or attorneys-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer)

CHATHAM COACH LINES, INC., LAIDLAW TRANSIT, INC., ALLIED BUS
SALES, INC., LAIDLAW TRANSIT MANAGEMENT COMPANY, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ J. Hugh MacDiarmid J. Hugh MacDiarmid	President and Chief Executive Officer (Principal Executive Officer) and Director

/s/ John Miller John Miller	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SAFE RIDE SERVICES, INC., VAN TRAN OF TUCSON, INC., LAIDLAW
TRANSIT SERVICES, INC., SUTRAN, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ J. Hugh MacDiarmid J. Hugh MacDiarmid	President and Chief Executive Officer (Principal Executive Officer) and Director

/s/ Larry Sisel Larry Sisel	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

LAIDLAW TRANSIT HOLDINGS, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw Transit Holdings, Inc., a Delaware corporation , hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 26th day of January, 2004.

Signature	Title

/s/ Kevin E. Benson Kevin E. Benson	President (Principal Executive Officer)

EMCARE OF ALABAMA, INC., EMCARE OF ARIZONA, INC., EMCARE CONTRACT OF ARKANSAS,
INC., AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC., EMCARE OF CALIFORNIA,
INC., FIRST MEDICAL/EMCARE INC., HELIX PHYSICIANS MANAGEMENT, INC., NORMAN
BRUCE JETTON, INC., PACIFIC EMERGENCY SPECIALISTS MANAGEMENT, INC., EMCARE OF
COLORADO, INC., EMCARE OF CONNECTICUT, INC., EMCARE ANESTHESIA SERVICES, INC.,
EMCARE PHYSICIAN SERVICES, INC., EM-CODE REIMBURSEMENT SOLUTIONS, INC.,
HEALTHCARE ADMINISTRATIVE SERVICES, INC., OLD STAT, INC., PROVIDER ACCOUNT
MANAGEMENT, INC., EMCARE OF FLORIDA, INC., STAT PHYSICIANS, INC., PHYSICIAN
ACCOUNT MANAGEMENT INC., EMCARE OF GEORGIA, INC., TIFTON MANAGEMENT SERVICES,
INC., TUCKER EMERGENCY SERVICES, INC., CHARLES T. MITCHELL, INC., EMCARE OF
HAWAII, INC., EMCARE SERVICES OF ILLINOIS, INC., EMCARE OF INDIANA, INC.,
EMCARE OF IOWA, INC., EMCARE OF KENTUCKY, INC., EMCARE OF LOUISIANA, INC.,
EMCARE SERVICES OF MASSACHUSETTS, INC., EMCARE OF MICHIGAN, INC., EMCARE OF
MINNESOTA, INC., EMCARE OF MISSISSIPPI, INC., ECEP, INC., EMCARE OF MISSOURI,
INC., EMCARE PHYSICIAN PROVIDERS, INC., EMCARE OF NEVADA, INC., EMCARE OF NEW
HAMPSHIRE, INC., EMCARE OF NEW JERSEY, INC., EMCARE OF NEW MEXICO, INC., EMCARE
OF NEW YORK, INC., EMCARE OF NORTH CAROLINA, INC., EMCARE OF NORTH DAKOTA,
INC., EMCARE OF OHIO, INC., EMCARE OF OKLAHOMA, INC., EMCARE OF OREGON, INC.,
COORDINATED HEALTH SERVICES, INC., EMCARE OF PENNSYLVANIA, INC., REIMBURSEMENT
TECHNOLOGIES, INC., EMCARE OF RHODE ISLAND, INC., EMCARE OF SOUTH CAROLINA,
INC., EMCARE OF TENNESSEE, INC., EMCARE OF TEXAS, INC., EMERGENCY MEDICINE
EDUCATION SYSTEMS, INC., EMERGENCY SPECIALISTS OF ARKANSAS, INC. II, THE GOUPLD
GROUP, INC., EMCARE OF VERMONT, INC., EMCARE OF VIRGINIA, INC., EMCARE OF
WASHINGTON, INC., EMCARE OF WEST VIRGINIA, INC., EMCARE OF WISCONSIN, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William A. Sanger William A. Sanger	Chief Executive Officer (Principal Executive Officer) and Director

/s/ Steve Ratton, Jr. Steve Ratton, Jr.	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

EMCARE HOLDINGS INC.
EMCARE, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William A. Sanger William A. Sanger	Chief Executive Officer (Principal Executive Officer) and Director

/s/ Steve Ratton, Jr. Steve Ratton, Jr.	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Kevin E. Benson Kevin E. Benson	Director

EMCARE OF MARYLAND, LLC

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers of EmCare of Maryland, LLC, a Delaware limited liability company, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William A. Sanger William A. Sanger	Chief Executive Officer (Principal Executive Officer)

/s/ Steve Ratton, Jr. Steve Ratton, Jr.	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

A1 LEASING, INC., AMERICAN MEDICAL RESPONSE OF COLORADO, INC., AMERICAN MEDICAL
RESPONSE OF GEORGIA, INC., AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.,
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC., AMERICAN MEDICAL RESPONSE OF
OKLAHOMA, INC., AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC., AMERICAN
MEDICAL RESPONSE OF TENNESSEE, INC., AMERICAN MEDICAL RESPONSE OF TEXAS, INC.,
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC., ATLANTIC/KEY WEST AMBULANCE,
INC., ATLANTIC/PALM BEACH AMBULANCE, INC., BROWARD AMBULANCE, INC., FLORIDA
EMERGENCY PARTNERS, INC., FOUNTAIN AMBULANCE SERVICE, INC., HANK’S ACQUISITION
CORP., KUTZ AMBULANCE SERVICE, INC., LIFECARE AMBULANCE SERVICE, INC.,
LIFEFLEET SOUTHEAST, INC., MEDEVAC MEDICAL RESPONSE, INC., MEDEVAC MIDAMERICA,
INC., MEDIC ONE AMBULANCE SERVICES, INC., MEDIC ONE OF COBB, INC., MEDLIFE
EMERGENCY MEDICAL SERVICE, INC., METRO AMBULANCE SERVICE (RURAL), INC., METRO
AMBULANCE SERVICE, INC., METRO AMBULANCE SERVICES, INC., MOBILE MEDIC AMBULANCE
SERVICE, INC., PUCKETT AMBULANCE SERVICE, INC., REGIONAL EMERGENCY SERVICES,
LP, SEMINOLE COUNTY AMBULANCE, INC., TEK, INC., TIDEWATER AMBULANCE SERVICE,
INC., TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William Pahl William Pahl	President and Chief Executive Officer (Principal Executive Officer)

/s/ Edmund Zdobinski Edmund Zdobinski	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)

/s/ William A. Sanger William A. Sanger	Director

AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA, AMERICAN MEDICAL RESPONSE OF
INLAND EMPIRE, HEMET VALLEY AMBULANCE SERVICE, INC., SPRINGS AMBULANCE SERVICE,
INC., DESERT VALLEY MEDICAL TRANSPORT, INC., AMERICAN INVESTMENT ENTERPRISES,
INC., MERCY, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ David Mintz David Mintz	President and Chief Executive Officer (Principal Executive Officer)

/s/ Mark Gregg Mark Gregg	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)

/s/ William A. Sanger William A. Sanger	Director

AMERICAN MEDICAL RESPONSE NORTHWEST, INC., AMERICAN MEDICAL RESPONSE WEST,
MERCY LIFE CARE, METROPOLITAN AMBULANCE SERVICE, INTERNATIONAL LIFE SUPPORT,
INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ Louis Meyer Louis Meyer	President and Chief Executive Officer (Principal Executive Officer)

/s/ Tim Dorn Tim Dorn	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)

/s/ William A. Sanger William A. Sanger	Director

AMERICAN MEDICAL RESPONSE, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of American Medical Response, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William A. Sanger William A. Sanger	President and Chief Executive Officer (Principal Executive Officer) and Director

/s/ Randel G. Owen Randel G. Owen	Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

LAIDLAW MEDICAL TRANSPORTATION, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of Laidlaw Medical Transportation, Inc., a Delaware corporation, hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William A. Sanger William A. Sanger	President and Chief Executive Officer (Principal Executive Officer) and Director

/s/ Randel G. Owen Randel G. Owen	Executive Vice President, Chief Financial Officer and Treasurer(Principal Financial Officer and Principal Accounting Officer)

PARAMED, INC., MERCY AMBULANCE OF EVANSVILLE, INC., PHYSICIANS & SURGEONS
AMBULANCE SERVICE, INC., MIDWEST AMBULANCE MANAGEMENT COMPANY, AMERICAN MEDICAL
RESPONSE OF MASSACHUSETTS, INC., AMERICAN MEDICAL RESPONSE OF CONNECTICUT,
INCORPORATED, ADAM TRANSPORTATION SERVICE, INC., ASSOCIATED AMBULANCE SERVICE,
INC., FIVE COUNTIES AMBULANCE SERVICES, INC., PARK AMBULANCE SERVICE INC.,
SUNRISE HANDICAP TRANSPORT CORP;, AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.,
AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC, AMR BROCKTON, L.L.C.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ Robert LaTorraca Robert LaTorraca	President and Chief Executive Officer (Principal Executive Officer)

/s/ Richard Bartus Richard Bartus	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)

/s/ William A. Sanger William A. Sanger	Director

AMERICAN MEDICAL RESPONSE HOLDINGS, INC., AMERICAN MEDICAL
RESPONSE MANAGEMENT, INC., AMBULANCE ACQUISITION, INC.,
AMERICAN MEDICAL PATHWAYS, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ William A. Sanger William A. Sanger	President and Chief Executive Officer (Principal Executive Officer) and Director

/s/ Randel G. Owen Randel G. Owen	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)

MEDI-CAR AMBULANCE SERVICE, INC., MEDI-CAR SYSTEMS, INC.,
RANDLE EASTERN AMBULANCE SERVICE, INC.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of each of the entities listed above hereby constitutes and appoints Douglas A. Carty as his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the “Securities Act”) one or more registration statement(s) on Form S-4 relating to the registration of Laidlaw International, Inc.’s 10 3/4% senior notes due 2011 in connection with the exchange offer of such senior notes, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

     This power of attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

     Executed as of this 28th day of January, 2004.

Signature	Title

/s/ Robert Garner Robert Garner	Chief Executive Officer (Principal Executive Officer)

/s/ Edmund Zdobinski Edmund Zdobinski	Vice President, Treasurer and Assistant Secretary (Principal Financial Officer and Principal Accounting Officer)

/s/ William A. Sanger William A. Sanger	Director